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Supplement dated August 10, 1999 to the Loomis Sayles Funds' Loomis Sayles
                 Growth Fund Prospectus dated January 1, 1999.

Effective August 2, 1999, Mark Baribeau is the sole portfolio manager of the Loomis Sayles Growth Fund.